Fidelity Bond Coverage for Fund for Which the Dreyfus Corporation Acts as Investment Adviser,Sub-Investment Adviser or Administrator - Gross Assets Pursuant to Rule17g-1(d) Under the Investment CompanyAct of 1940

Provided by Dreyfus Investment Accounting & Support Department, Information Management Group, 718-315-2469

The number of “other investment companies” covered by the bonds as of January 2016, in answer to question 81(b) on Form N-SAR, is 163.
				January 2016

			Gross Assets	Amount of Bond
			Corporate	Required Pursuant
Corporate Registration	Portfolio/Series Name	Gross Asset Portfolio	Registration	to Rule 17g-1(d)
Advantage Funds, Inc.	Dreyfus Global Dynamic Bond Fund	18,251,441.04
Advantage Funds, Inc.	Dreyfus Global Real Return Fund	620,386,180.13
Advantage Funds, Inc.	Dreyfus Opportunistic Midcap Value Fund	1,446,463,441.45
Advantage Funds, Inc.	Dreyfus Opportunistic Small Cap Fund	740,516,739.22
Advantage Funds, Inc.	Dreyfus Opportunistic U.S. Stock Fund	31,889,849.74
Advantage Funds, Inc.	Dreyfus Strategic Value Fund	1,406,430,499.57
Advantage Funds, Inc.	Dreyfus Structured Midcap Fund	211,057,911.42
Advantage Funds, Inc.	Dreyfus Technology Growth Fund	240,052,767.54
Advantage Funds, Inc.	Dreyfus Total Emerging Markets Fund	70,573,299.72
Advantage Funds, Inc.	Dynamic Total Return Fund	1,419,593,462.31
Advantage Funds, Inc. Total			6,205,215,592.14	2,500,000
BNY Mellon Absolute Insight Funds, Inc.	BNY Mellon Absolute Insight Multi-Strategy Fund	103,034,718.69	103,034,718.69	525,000
BNY Mellon Funds Trust	BNY Mellon Asset Allocation Fund	435,482,037.96
BNY Mellon Funds Trust	BNY Mellon Bond Fund	1,010,894,432.19
BNY Mellon Funds Trust	BNY Mellon Corporate Bond Fund	748,466,484.76
BNY Mellon Funds Trust	BNY Mellon Emerging Markets Fund	690,847,494.61
BNY Mellon Funds Trust	BNY Mellon Focused Equity Opportunities Fund	453,830,201.30
BNY Mellon Funds Trust	BNY Mellon Income Stock Fund	922,374,935.53
BNY Mellon Funds Trust	BNY Mellon Intermediate Bond Fund	873,069,051.11
BNY Mellon Funds Trust	BNY Mellon International Appreciation Fund	84,007,613.80
BNY Mellon Funds Trust	BNY Mellon International Equity Income Fund	220,909,785.92
BNY Mellon Funds Trust	BNY Mellon International Fund	1,024,949,169.05
BNY Mellon Funds Trust	BNY Mellon Large Cap Market Opportunities Fund	100,217,033.01
BNY Mellon Funds Trust	BNY Mellon Large Cap Stock Fund	326,183,308.70
BNY Mellon Funds Trust	BNY Mellon Massachusetts Intermediate Municipal Bond Fun	348,006,066.17
BNY Mellon Funds Trust	BNY Mellon Mid Cap Multi-Strategy Fund	2,141,662,714.58
BNY Mellon Funds Trust	BNY Mellon Money Market Fund	347,784,069.36
BNY Mellon Funds Trust	BNY Mellon Municipal Opportunities Fund	1,154,204,805.24
BNY Mellon Funds Trust	BNY Mellon National Intermediate Municipal Bond Fund	2,175,563,078.32
BNY Mellon Funds Trust	BNY Mellon National Municipal Money Market Fund	923,363,077.43
BNY Mellon Funds Trust	BNY Mellon National Short-Term Municipal Bond Fund	1,029,314,447.65
BNY Mellon Funds Trust	BNY Mellon New York Intermediate Tax-Exempt Bond Fund	182,831,893.58
BNY Mellon Funds Trust	BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	287,762,426.63
BNY Mellon Funds Trust	BNY Mellon Short-Term U.S. Government Securities Fund	204,062,286.33
BNY Mellon Funds Trust	BNY Mellon Small Cap Multi-Strategy Fund	343,895,625.93
BNY Mellon Funds Trust	BNY Mellon Small/Mid Cap Multi-Strategy Fund	274,840,217.06
BNY Mellon Funds Trust	BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	378,344,492.95
BNY Mellon Funds Trust Total			16,682,866,749.17	2,500,000
CitizensSelect Funds	CitizensSelect Prime Money Market Fund	228,778,556.92
CitizensSelect Funds	CitizensSelect Treasury Money Market Fund	233,954,032.27
CitizensSelect Funds Total			462,732,589.19	750,000
Dreyfus Appreciation Fund, Inc.		2,432,401,403.98	2,432,401,403.98	1,700,000
Dreyfus BASIC Money Market Fund, Inc.		187,622,730.52	187,622,730.52	600,000
Dreyfus BNY Mellon Funds, Inc.	Dreyfus Alternative Diversifier Strategies Fund	490,518,727.64
Dreyfus BNY Mellon Funds, Inc.	Dreyfus Emerging Markets Debt U.S. Dollar Fund	35,506,099.22
Dreyfus BNY Mellon Funds, Inc.	Dreyfus Global Emerging Markets Fund	92,582,808.02
Dreyfus BNY Mellon Funds, Inc.	Dreyfus Select Managers Long/Short Fund	492,189,639.65
Dreyfus BNY Mellon Funds, Inc.	Dreyfus Yield Enhancement Strategy Fund	377,821,343.27
Dreyfus BNY Mellon Funds, Inc. Total			1,488,618,617.80	1,250,000
Dreyfus Bond Funds, Inc.	Dreyfus Municipal Bond Fund	1,453,762,638.83	1,453,762,638.83	1,250,000
Dreyfus Cash Management		24,880,093,572.87	24,880,093,572.87	2,500,000
Dreyfus Funds, Inc.	Dreyfus Mid-Cap Growth Fund	123,179,583.74	123,179,583.74	525,000
Dreyfus Government Cash Management Funds	Dreyfus Government Cash Management	20,041,231,066.36
Dreyfus Government Cash Management Funds	Dreyfus Government Prime Cash Management	3,820,887,174.66
Dreyfus Government Cash Management Funds Total			23,862,118,241.02	2,500,000
Dreyfus Growth and Income Fund, Inc.		811,526,229.84	811,526,229.84	1,000,000
Dreyfus High Yield Strategies Fund		333,877,999.05	333,877,999.05	750,000
Dreyfus Index Funds, Inc.	Dreyfus International Stock Index Fund	524,063,741.43
Dreyfus Index Funds, Inc.	Dreyfus S&P 500 Index Fund	2,480,275,778.17
Dreyfus Index Funds, Inc.	Dreyfus Smallcap Stock Index Fund	1,616,413,898.65
Dreyfus Index Funds, Inc. Total			4,620,753,418.25	2,500,000
Dreyfus Institutional Cash Advantage Funds	Dreyfus Institutional Cash Advantage Fund	18,484,359,056.59	18,484,359,056.59	2,500,000
Dreyfus Institutional Preferred Money Market Funds	Dreyfus Institutional Preferred Money Market Fund	3,785,895,028.37
Dreyfus Institutional Preferred Money Market Funds	Dreyfus Institutional Preferred Plus Money Market Fund	1,413,337,773.64
Dreyfus Institutional Preferred Money Market Funds Total			5,199,232,802.01	2,500,000
Dreyfus Institutional Reserves Funds	Dreyfus Institutional Preferred Government Money Market	2,275,672,734.99
Dreyfus Institutional Reserves Funds	Dreyfus Institutional Treasury and Agency Cash Advantage	765,745,734.72
Dreyfus Institutional Reserves Funds	Dreyfus Institutional Treasury Prime Cash Advantage Fund	822,876,495.99
Dreyfus Institutional Reserves Funds Total			3,864,294,965.70	2,300,000
Dreyfus Intermediate Municipal Bond Fund, Inc.		783,695,040.27	783,695,040.27	1,000,000
Dreyfus International Funds, Inc.	Dreyfus Emerging Markets Fund	119,949,268.48
Dreyfus International Funds, Inc. Total			119,949,268.48	525,000
Dreyfus Investment Funds	Dreyfus/Newton International Equity Fund	1,016,082,126.96
Dreyfus Investment Funds	Dreyfus/Standish Global Fixed Income Fund	2,178,102,807.06
Dreyfus Investment Funds	Dreyfus Tax Sensitive Total Return Bond Fund	225,320,690.54
Dreyfus Investment Funds	Dreyfus Diversified Emerging Markets Fund	140,998,632.68
Dreyfus Investment Funds	Dreyfus/The Boston Company Small Cap Growth Fund	12,494,554.19
Dreyfus Investment Funds	Dreyfus/The Boston Company Small Cap Value Fund	199,919,883.33
Dreyfus Investment Funds	Dreyfus/The Boston Company Small/Mid Cap Growth Fund	830,616,555.25
Dreyfus Investment Funds Total			4,603,535,250.01	2,500,000

Fidelity Bond Coverage for Fund for Which the Dreyfus Corporation Acts as Investment Adviser,Sub-Investment Adviser or Administrator - Gross Assets Pursuant to Rule17g-1(d) Under the Investment CompanyAct of 1940

Provided by Dreyfus Investment Accounting & Support Department, Information Management Group, 718-315-2469

The number of “other investment companies” covered by the bonds as of January 2016, in answer to question 81(b) on Form N-SAR, is 163.
				January 2016

			Gross Assets	Amount of Bond
			Corporate	Required Pursuant
Corporate Registration	Portfolio/Series Name	Gross Asset Portfolio	Registration	to Rule 17g-1(d)
Dreyfus Investment Grade Funds, Inc.	Dreyfus Inflation Adjusted Securities Fund	150,579,766.50
Dreyfus Investment Grade Funds, Inc.	Dreyfus Intermediate Term Income Fund	951,081,346.57
Dreyfus Investment Grade Funds, Inc.	Dreyfus Short Term Income Fund	203,296,371.33
Dreyfus Investment Grade Funds, Inc. Total			1,304,957,484.40	1,250,000
Dreyfus Investment Portfolios	Core Value Portfolio	28,468,693.15
Dreyfus Investment Portfolios	MidCap Stock Portfolio	159,324,208.10
Dreyfus Investment Portfolios	Small Cap Stock Index Portfolio	287,242,262.74
Dreyfus Investment Portfolios	Technology Growth Portfolio	290,403,199.71
Dreyfus Investment Portfolios Total			765,438,363.70	1,000,000
Dreyfus Liquid Assets, Inc.		894,607,818.34	894,607,818.34	1,000,000
Dreyfus Manager Funds I	Dreyfus Research Long/Short Equity Fund	113,930,904.56	113,930,904.56	525,000
Dreyfus Manager Funds II	Dreyfus Balanced Opportunity Fund	258,128,849.69	258,128,849.69	750,000
Dreyfus Midcap Index Fund, Inc.		2,843,834,587.88	2,843,834,587.88	1,900,000
Dreyfus Municipal Bond Infrastructure Fund, Inc.		335,429,374.78	335,429,374.78	750,000
Dreyfus Municipal Bond Opportunity Fund		411,547,499.44	411,547,499.44	750,000
Dreyfus Municipal Cash Management Plus		237,180,515.41	237,180,515.41	600,000
Dreyfus Municipal Funds, Inc.	Dreyfus AMT-Free Municipal Bond Fund	869,070,383.15
Dreyfus Municipal Funds, Inc.	Dreyfus High Yield Municipal Bond Fund	149,027,894.00
Dreyfus Municipal Funds, Inc. Total			1,018,098,277.15	1,250,000
Dreyfus Municipal Income, Inc.		253,504,384.03	253,504,384.03	750,000
Dreyfus New Jersey Municipal Bond Fund, Inc.		501,743,879.42	501,743,879.42	900,000
General New Jersey Municipal Money Market Fund		206,639,505.67	206,639,505.67	600,000
Dreyfus New York AMT-Free Municipal Bond Fund		411,325,361.29	411,325,361.29	750,000
Dreyfus New York Municipal Cash Management		421,541,720.69	421,541,720.69	750,000
Dreyfus New York Tax Exempt Bond Fund, Inc.		1,177,719,168.00	1,177,719,168.00	1,250,000
Dreyfus Opportunity Funds	Dreyfus Natural Resources Fund	136,744,822.17
Dreyfus Opportunity Funds	Dreyfus Strategic Beta Emerging Markets Equity Fund	17,194,532.72
Dreyfus Opportunity Funds	Dreyfus Strategic Beta Global Equity Fund	18,390,996.24
Dreyfus Opportunity Funds	Dreyfus Strategic Beta U.S. Equity Fund	5,138,094.14
Dreyfus Opportunity Funds Total			177,468,445.27	600,000
Dreyfus Premier California AMT-Free Municipal Bond Fund, Inc.	Dreyfus California AMT-Free Municipal Bond Fund	1,028,153,014.84	1,028,153,014.84	1,250,000
Dreyfus Premier GNMA Fund, Inc.	Dreyfus GNMA Fund	510,355,102.49	510,355,102.49	900,000
Dreyfus Premier Investment Funds, Inc.	Dreyfus Diversified International Fund	689,516,826.42
Dreyfus Premier Investment Funds, Inc.	Dreyfus Global Infrastructure Fund	22,076,184.22
Dreyfus Premier Investment Funds, Inc.	Dreyfus Global Real Estate Securities Fund	710,710,753.03
Dreyfus Premier Investment Funds, Inc.	Dreyfus Large Cap Equity Fund	438,371,130.31
Dreyfus Premier Investment Funds, Inc.	Dreyfus Large Cap Growth Fund	44,298,268.59
Dreyfus Premier Investment Funds, Inc. Total			1,904,973,162.57	1,500,000
Dreyfus Premier Short-Intermediate Municipal Bond Fund	Dreyfus Short-Intermediate Municipal Bond Fund	530,451,718.58	530,451,718.58	900,000
Dreyfus Premier Worldwide Growth Fund, Inc.	Dreyfus Worldwide Growth Fund	578,547,250.14	578,547,250.14	900,000
Dreyfus Research Growth Fund, Inc.		1,712,674,598.66	1,712,674,598.66	1,500,000
Dreyfus Short Duration Bond Fund		132,988,667.14	132,988,667.14	525,000
Dreyfus State Municipal Bond Funds	Dreyfus Connecticut Fund	287,670,379.73
Dreyfus State Municipal Bond Funds	Dreyfus Massachusetts Fund	179,816,694.25
Dreyfus State Municipal Bond Funds	Dreyfus Pennsylvania Fund	164,435,498.27
Dreyfus State Municipal Bond Funds Total			631,922,572.25	900,000
Dreyfus Stock Funds	Dreyfus International Equity Fund	471,821,032.56
Dreyfus Stock Funds	Dreyfus International Small Cap Fund	746,457,459.10
Dreyfus Stock Funds	Dreyfus Small Cap Equity Fund	46,813,471.66
Dreyfus Stock Funds Total			1,265,091,963.32	1,250,000
Dreyfus Stock Index Fund, Inc.		1,974,588,498.81	1,974,588,498.81	1,500,000
Dreyfus Strategic Municipal Bond Fund, Inc.		526,351,288.13	526,351,288.13	900,000
Dreyfus Strategic Municipals, Inc.		702,771,456.94	702,771,456.94	900,000
Dreyfus Tax Exempt Cash Management Funds	Dreyfus California AMT-Free Municipal Cash Management	448,612,367.15
Dreyfus Tax Exempt Cash Management Funds	Dreyfus Tax Exempt Cash Management	1,921,952,891.16
Dreyfus Tax Exempt Cash Management Funds Total			2,370,565,258.31	1,700,000
Dreyfus Treasury & Agency Cash Management		20,911,687,285.21	20,911,687,285.21	2,500,000
Dreyfus Treasury Prime Cash Management		40,198,210,782.66	40,198,210,782.66	2,500,000
Dreyfus U.S. Treasury Intermediate Term Fund		67,725,245.06	67,725,245.06	400,000
Dreyfus U.S. Treasury Long Term Fund		69,176,959.48	69,176,959.48	400,000
Dreyfus Variable Investment Fund	Appreciation Portfolio	465,567,257.43
Dreyfus Variable Investment Fund	Growth and Income Portfolio	78,786,227.55
Dreyfus Variable Investment Fund	International Equity Portfolio	35,240,211.74
Dreyfus Variable Investment Fund	International Value Portfolio	37,357,395.14
Dreyfus Variable Investment Fund	Money Market Portfolio	154,776,601.28
Dreyfus Variable Investment Fund	Opportunistic Small Cap Portfolio	150,505,009.51
Dreyfus Variable Investment Fund	Quality Bond Portfolio	62,594,611.02
Dreyfus Variable Investment Fund Total			984,827,313.67	1,000,000
General California Municipal Money Market Fund		201,116,949.13	201,116,949.13	600,000
General Government Securities Money Market Funds, Inc.	General Government Securities Money Market Fund	1,283,735,293.61
General Government Securities Money Market Funds, Inc.	General Treasury Prime Money Market Fund	3,901,891,146.05
General Government Securities Money Market Funds, Inc. Total			5,185,626,439.66	2,500,000
General Money Market Fund, Inc.		15,825,397,108.40	15,825,397,108.40	2,500,000
General Municipal Money Market Funds, Inc.	General Municipal Money Market Fund	1,301,079,837.78
General Municipal Money Market Funds, Inc. Total			1,301,079,837.78	1,250,000
General New York AMT-Free Municipal Money Market Fund		295,609,370.06
General New York Municipal Money Market Fund Total			295,609,370.06	750,000
Strategic Funds, Inc.	Dreyfus Active MidCap Fund	506,027,682.87
Strategic Funds, Inc.	Dreyfus Conservative Allocation Fund	32,286,606.06
Strategic Funds, Inc.	Dreyfus Growth Allocation Fund	21,313,084.24

Fidelity Bond Coverage for Fund for Which the Dreyfus Corporation Acts as Investment Adviser,Sub-Investment Adviser or Administrator - Gross Assets Pursuant to Rule17g-1(d) Under the Investment CompanyAct of 1940

Provided by Dreyfus Investment Accounting & Support Department, Information Management Group, 718-315-2469

The number of “other investment companies” covered by the bonds as of January 2016, in answer to question 81(b) on Form N-SAR, is 163.
				January 2016

			Gross Assets	Amount of Bond
			Corporate	Required Pursuant
Corporate Registration	Portfolio/Series Name	Gross Asset Portfolio	Registration	to Rule 17g-1(d)
Strategic Funds, Inc.	Dreyfus MLP Fund	16,571,074.80
Strategic Funds, Inc.	Dreyfus Moderate Allocation Fund	62,439,784.70
Strategic Funds, Inc.	Dreyfus Select Managers Small Cap Growth Fund	502,483,066.11
Strategic Funds, Inc.	Dreyfus Select Managers Small Cap Value Fund	622,604,697.30
Strategic Funds, Inc.	Dreyfus U.S. Equity Fund	474,417,656.30
Strategic Funds, Inc.	Global Stock Fund	1,110,062,581.05
Strategic Funds, Inc.	International Stock Fund	3,101,161,388.73
Strategic Funds, Inc. Total			6,449,367,622.16	2,500,000
The Dreyfus Fund Incorporated		1,369,467,554.50	1,369,467,554.50	1,250,000
The Dreyfus Socially Responsible Growth Fund, Inc.		221,693,048.47	221,693,048.47	600,000
The Dreyfus Third Century Fund, Inc.		278,868,948.52	278,868,948.52	750,000
The Dreyfus/Laurel Funds Trust	Dreyfus Emerging Markets Debt Local Currency Fund	255,933,154.85
The Dreyfus/Laurel Funds Trust	Dreyfus Equity Income Fund	230,194,613.67
The Dreyfus/Laurel Funds Trust	Dreyfus Global Equity Income Fund	246,717,957.76
The Dreyfus/Laurel Funds Trust	Dreyfus High Yield Fund	1,002,827,966.39
The Dreyfus/Laurel Funds Trust	Dreyfus International Bond Fund	992,202,174.92
The Dreyfus/Laurel Funds Trust Total			2,727,875,867.59	1,900,000
The Dreyfus/Laurel Funds, Inc.	General AMT- Free Municipal Money Market Fund	250,344,812.83
The Dreyfus/Laurel Funds, Inc.	Dreyfus BASIC S&P 500 Stock Index Fund	2,005,137,701.65
The Dreyfus/Laurel Funds, Inc.	Dreyfus Bond Market Index Fund	2,771,126,186.89
The Dreyfus/Laurel Funds, Inc.	Dreyfus Core Equity Fund	215,506,912.07
The Dreyfus/Laurel Funds, Inc.	Dreyfus Disciplined Stock Fund	515,101,996.09
The Dreyfus/Laurel Funds, Inc.	Dreyfus Floating Rate Income Fund	457,911,408.09
The Dreyfus/Laurel Funds, Inc.	Dreyfus Money Market Reserves	41,074,422.89
The Dreyfus/Laurel Funds, Inc.	Dreyfus Opportunistic Fixed Income Fund	535,944,943.52
The Dreyfus/Laurel Funds, Inc.	Dreyfus Tax Managed Growth Fund	165,536,429.08
The Dreyfus/Laurel Funds, Inc.	General Treasury & Agency Money Market Fund	457,301,944.04
The Dreyfus/Laurel Funds, Inc. Total			7,414,986,757.15	2,500,000

Total Gross Assets for the Complex		245,408,118,249.55	245,408,118,249.55	86,075,000.00

AVAILABLE FIDELITY BOND COVERAGE				$115,000,000

Amount between Minimum and Available				$28,925,000

Fund of funds (Affiliated funds)
Strategic Funds, Inc.	Dreyfus Conservative Allocation Fund	32,286,606.06
Strategic Funds, Inc.	Dreyfus Growth Allocation Fund	21,313,084.24
Strategic Funds, Inc.	Dreyfus Moderate Allocation Fund	62,439,784.70
Dreyfus Premier Investment Funds, Inc.	Dreyfus Diversified International Fund	689,516,826.42
Total Fund of funds		805,556,301.42

Partial fund of funds (Market value)
BNY Mellon Funds Trust	BNY Mellon Asset Allocation Fund	252,757,089
BNY Mellon Funds Trust	BNY Mellon Large Cap Market Opportunities Fund	50,686,422
BNY Mellon Funds Trust	BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	121,503,037
Dreyfus Investment Funds	Dreyfus Diversified Emerging Markets Fund	62,258,243
Dreyfus BNY Mellon Funds, Inc.	Dreyfus Yield Enhancement Strategy Fund	374,701,008
Dreyfus BNY Mellon Funds, Inc.	Dreyfus Alternative Diversifier Strategies Fund	384,332,536
		1,246,238,334.71

Total Gross Assets for the Complex excluding fund of funds and partial fund of funds (MV)		243,356,323,613.42

Count of Portfolios		163